SCHEDULE OF DEFERRED INCOME TAX ASSETS AND LIABILITIES (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Net operating loss carryforward	$ 1,415,227	$ 1,013,793
Stock based compensation	540,086
Goodwill	(52,783)	81,790
Intangibles	225,434	(536,411)
Fixed assets	(37,976)	3
Right of use assets	(99,560)
Lease liabilities	101,000
Other	753
Total deferred tax assets	2,092,181	559,175
Valuation allowance	(2,092,181)	(559,175)
Net deferred tax assets